EXHIBIT 1

                         AGREEMENT OF JOINT FILING

     Pursuant to 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

     EXECUTED as a sealed instrument this 27th day of October, 2005.

                                        K CAPITAL PARTNERS, LLC

                                        By:    /s/ Robert T. Needham
                                              ----------------------------------
                                              By:  Harwich Capital Partners, LLC
                                              Its: Managing Member
                                              By:  Robert T. Needham
                                              Its: Chief Administrative Officer


                                        HARWICH CAPITAL PARTNERS, LLC

                                        By:    /s/ Robert T. Needham
                                              ----------------------------------
                                              By:  Robert T. Needham
                                              Its: Chief Administrative Officer


                                        K CAPITAL OFFSHORE MASTER FUND (U.S.
                                        DOLLAR), L.P.

                                        By:    /s/ Robert T. Needham
                                              ----------------------------------
                                              By:  K Capital Partners, LLC,
                                                   General Partner
                                              By:  Harwich Capital Partners LLC
                                              Its: Managing Member
                                              By:  Robert T. Needham
                                              Its: Chief Administrative Officer


                                        SPECIAL K CAPITAL OFFSHORE MASTER FUND
                                        (U.S. DOLLAR), L.P.

                                        By:    /s/ Robert T. Needham
                                              ----------------------------------
                                              By:  K Capital Partners, LLC,
                                                   General Partner
                                              By:  Harwich Capital Partners LLC
                                              Its: Managing Member
                                              By:  Robert T. Needham
                                              Its: Chief Administrative Officer


                                        ABNER KURTIN

                                        By:    /s/ Abner Kurtin
                                              ----------------------------------
                                              Abner Kurtin